Penn Series Funds, Inc.

Power of Attorney

David M. O’Malley, whose signature appears below, does hereby constitute and appoint Keith G. Huckerby, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements of the Penn Series Funds, Inc. (the “Company”) on Form N-1A, any and all amendments thereto and any other instruments in connection therewith relating to the offering of the Company’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David M. O’Malley	Date: 2/23/2022
David M. O’Malley
Director

Penn Series Funds, Inc.

Power of Attorney

Marie K. Karpinski, whose signature appears below, does hereby constitute and appoint Keith G. Huckerby, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, any and all Registration Statements of the Penn Series Funds, Inc. (the “Company”) on Form N-1A, any and all amendments thereto and any other instruments in connection therewith relating to the offering of the Company’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marie K. Karpinski	Date: 2/19/2022
Marie K. Karpinski Director

Penn Series Funds, Inc.

Power of Attorney

David B. Pudlin, whose signature appears below, does hereby constitute and appoint Keith G. Huckerby, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements of the Penn Series Funds, Inc. (the “Company”) on Form N-1A, any and all amendments thereto and any other instruments in connection therewith relating to the offering of the Company’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Pudlin	Date: 2/16/2022
David B. Pudlin
Director

Penn Series Funds, Inc.

Power of Attorney

Rebecca C. Matthias, whose signature appears below, does hereby constitute and appoint Keith G. Huckerby, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, any and all Registration Statements of the Penn Series Funds, Inc. (the “Company”) on Form N-1A, any and all amendments thereto and any other instruments in connection therewith relating to the offering of the Company’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rebecca C. Matthias	Date: 2/23/2022
Rebecca C. Matthias
Director

Penn Series Funds, Inc.

Power of Attorney

Archie Craig MacKinlay, whose signature appears below, does hereby constitute and appoint Keith G. Huckerby, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements of the Penn Series Funds, Inc. (the “Company”) on Form N-1A, any and all amendments thereto and any other instruments in connection therewith relating to the offering of the Company’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Archie Craig MacKinlay	Date: 2/18/2022
Archie Craig MacKinlay
Director

Penn Series Funds, Inc.

Power of Attorney

Joanne B. Mack, whose signature appears below, does hereby constitute and appoint Keith G. Huckerby, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, any and all Registration Statements of the Penn Series Funds, Inc. (the “Company”) on Form N-1A, any and all amendments thereto and any other instruments in connection therewith relating to the offering of the Company’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joanne B. Mack	Date: 2/21/2022
Joanne B. Mack
Director